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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 3, 2001

                              The Medicines Company
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-31191                    04-3324394
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)


          One Cambridge Center
             Cambridge, MA                                           02142
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (617) 225-9099


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         On October 3, 2001, The Medicines Company issued an announcement in connection with its revised revenue guidance for 2001 and 2002.

         The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.



         Exhibit No.                    Description
         -----------                    -----------
         99.1                           Press release dated October 3, 2001
                                        announcing revised revenue guidance
                                        by the Registrant for 2001 and 2002




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2001                     THE MEDICINES COMPANY


                                   By: /s/ Peyton J. Marshall
                                       -----------------------------------
                                   Name:   Peyton J. Marshall
                                   Title:  Senior Vice President and Chief
                                             Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                    Description
         -----------                    -----------
         99.1                           Press release dated October 3, 2001
                                        announcing revised revenue guidance
                                        by the Registrant for 2001 and 2002